UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2011

First PacTrust Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-49806	04-3639825
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

610 Bay Boulevard, Chula Vista, California		91910
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(619) 691-1519

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2011, the board of directors of First PacTrust Bancorp, Inc. (the "Company") amended Article II of the Company’s bylaws to eliminate the provision fixing the number of directors of the Company at seven and providing instead that the number of directors of the Company may be changed by the board of directors from time to time to a number not exceeding 15 and not less than the minimum number of directors permitted by the Maryland General Corporation Law. A copy of the Company’s amended and restated bylaws is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits:

The following exhibit is being filed herewith:

3.1 Amended and restated bylaws of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First PacTrust Bancorp, Inc.

February 28, 2011	By:	/s/ James P. Sheehy

Name: James P. Sheehy
Title: Executive Vice President, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

3.1	First PacTrust Bancorp, Inc. amended and restated Bylaws